Exhibit 10.24

EXCHANGE AGREEMENT

Exchange Agreement, dated as of January 17, 2020 (this “Agreement”), by and among Esports Entertainment Group, Inc., a Nevada corporation (the “Company”), and ___________________________, (“Holder”).

WHEREAS, the Company, pursuant to that certain Securities Purchase Agreement, effective as of _________ (the “Purchase Agreement”), issued to _____________ that certain 5% Convertible Note (the “Note”);

WHEREAS, in connection with the issuance of the Note to Holder, the Company also issued a warrant (the “Original Warrant”) to Holder to purchase ________ shares (“Warrant Shares”) of the Company’s common stock, par value $0.001 (the “Common Stock”) at an exercise price of $____;

WHEREAS, in order to facilitate certain transactions, the Company desires to issue certain shares of its restricted Common Stock to Holder in consideration for the exchange of the Original Warrant held by Holder and the Holder desires to accept shares of the Company’s restricted Common Stock in exchange for the Original Warrant held by Holder, all on the terms and conditions of this Agreement;

WHEREAS, the exchange of the Original Warrant as set forth hereunder is being made in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

NOW, THEREFORE, for good and valuable consideration, the received and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Exchange. Effective as of the date of this Agreement, Holder shall exchange the Original Warrant for restricted shares of the Company’s Common Stock by surrendering the Original Warrant (or Affidavit of Loss of the Original Warrant, in form to be provided by the Company upon request) (the “Holder Deliveries”). The number of restricted shares of the Company’s Common Stock to be issued to the Holder in exchange for the Original Warrants (“Exchange Shares”) shall be equal to one share for each Warrant Share initially issuable on the Original Warrant. Accordingly, Holder shall be issued ________ Exchange Shares, promptly following the time of the Holder Deliveries in book entry form in consideration of its surrendering the Original Warrant for exchange hereunder. Upon full execution of this Agreement, the Original Warrant shall be canceled on the books of the Company and all rights with respect to such Original Warrants shall automatically cease and terminate. By becoming a party to this Agreement, each Holder shall be deemed to have consented to the cancellation of the Original Warrant that are surrendered for exchange hereunder.

2. Representations and Warranties of the Company. The Company hereby represents and warrants that:

(a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada.

(b) All corporate action on the part of the Company necessary for the authorization, execution and delivery of this Agreement, and the performance of all obligations hereunder, have been taken on or prior to the date hereof. This Agreement has been validly authorized, executed and delivered by the Company, and constitutes the legal, valid and binding obligations of the Company, enforceable against them in accordance with their terms, except as such enforceability may be limited by general principles of equity or by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(c) The Exchange Shares issued hereunder have been duly authorized and validly issued and are fully paid and non-assessable.

3. Representations and Warranties of _Holder. Holder hereby represents and warrants to the Company that:

(a) Holder is a __________ residing at _________________________.

(b) All actions on the part of Holder necessary for the authorization, execution and delivery of this Agreement, and the performance of all obligations hereunder, have been taken on or prior to the date hereof. This Agreement is validly authorized, executed and delivered by Holder and constitutes the legal, valid and binding obligations of Holder, enforceable against Holder in accordance with its terms, except as such enforcement may be limited by general principles of equity or by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(c) Holder is acquiring the Exchange Shares, for its own account only and not with view towards, or for sale in connection with, the public sale or distribution thereof.

(d) Holder is an “accredited investor” as that term is defined in Rule 501 of Regulation D, as promulgated under the Securities Act.

(e) Holder understands that the Exchange Shares are issued to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and Holder’s compliance with, the representations, warranties, acknowledgements, and understandings of Holder set forth herein in order to determine the availability of such exemptions and the eligibility of Holder to acquire the Exchange Shares.

(f) Holder and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and issuance of the Exchange Shares. Holder has had the opportunity to review the Company’s filings with the Securities and Exchange Commission. Holder and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by Holder or its advisors, if any, or its representatives shall modify, amend or affect Holder’s right to rely on the Company’s representations and warranties contained herein. Holder has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Exchange Shares. Holder is relying solely on its own accounting, legal and tax advisors, and not on any statements of the Company or any of its agents or representatives, for such accounting, legal and tax advice with respect to its acquisition of the Exchange Shares and the transactions contemplated by this Agreement.

(g) Holder understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Exchange Shares or the fairness or suitability of the investment nor have such authorities passed upon or endorsed the merits of the offering of the Exchange Shares.

(h) Upon the execution of this Agreement, Holder understands and acknowledges that the Original Warrant will be cancelled, and the Holder releases the Company from all its obligations under the Original Warrant. Without limiting the generality of the preceding sentence, the Holder hereby surrenders and waives all rights that it has in respect of all of its unexercised Original Warrant and the unexercised Original Warrant is hereby cancelled as of the date hereof. The Holder acknowledges and agrees that (a) no Original Warrant will be exercisable for any Common Stock of the Company, and (b) the Holder does not have any further equity or other ownership interest in the Company whatsoever in respect of its unexercised Original Warrant.

4. Miscellaneous

(a) Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Nevada without giving effect to principles of conflicts of law.

(b) Stock Splits, Combinations. All references to numbers of shares in this Agreement shall be appropriately adjusted to reflect any stock dividend, split, combination or other recapitalization affecting the Company’s capital stock that occurs after the date of this Agreement.

(c) Entire Agreement. This Agreement contains the entire agreement between the Parties regarding the subject matter hereof and supersedes all prior agreements or understandings between the Parties with respect thereto.

(d) Successors. This Agreement will inure to the benefit of any successor in interest to a Party or any person that after the date hereof may acquire any subsidiary or division of a Party.

(e) Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, and all of which will constitute the same agreement.

(Signatures on next page)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date and year set forth above.

ESPORTS ENTERTAINMENT, INC.

By:
Name:
Title:

HOLDER

By:
Name:

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